UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2025

Applied Optoelectronics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36083	76-0533927
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13139 Jess Pirtle Blvd.
Sugar Land, Texas 77478

(Address of principal executive offices and zip code)

(281) 295-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Trading Name of each exchange on which registered
Common Stock, Par value $0.001	AAOI	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information provided under Item 3.02 of this Current Report on Form 8-K with respect to the execution of the Transaction Agreement (as defined in Item 3.02 hereof) between Applied Optoelectronics, Inc. (the “Company”) and Amazon.com, Inc. (“Parent”), including the issuance of the Warrant (as referenced in Item 3.02 hereof) to a wholly-owned subsidiary of Parent (“Warrantholder”), is incorporated by reference into this Item 1.01.

Item 3.02	Unregistered Sales of Equity Securities.

On March 13, 2025, the Company entered into a Transaction Agreement with Parent (the “Transaction Agreement”), under which, among other things, the Company issued to Warrantholder a warrant (the “Warrant”) to purchase up to an aggregate of 7,945,399 shares (the “Warrant Shares”) of common stock, par value $0.001 per share of the Company (the “Common Stock”).

1,324,233 Warrant Shares vested on the date of issuance, with the balance vesting over time based on discretionary purchases by or on behalf of Amazon and its affiliates, up to a total of $4 billion. Subject to vesting and certain conditions set forth therein, the Warrant may be exercised, in whole or in part, at any time before 5:00 p.m., Seattle time, on March 13, 2035 at an exercise price of $23.6954 per share. The exercise price and the number of Warrant Shares are subject to customary anti-dilution adjustments, and under the Transaction Agreement, the Company has granted customary registration rights with respect to the Warrant Shares.

The Warrant and the Warrant Shares have not been registered under the Securities Act of 1933 (as amended, the “Securities Act”) or under any state securities law and were offered and issued, as applicable, in reliance upon the exemption from registration requirements of the Securities Act set forth in Section 4(a)(2) of the Securities Act. The Company did not engage in a general solicitation or advertising regarding the issuance of the Warrant.

This Item 3.02 contains only a brief description of the material terms of the Transaction Agreement and the Warrant and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such descriptions are qualified in their entirety by reference to the full text of the Transaction Agreement and Warrant, which are attached hereto as Exhibit 10.1 and Exhibit 4.1, respectively.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1*	Warrant to Purchase Common Stock of Applied Optoelectronics, Inc. by and between Applied Optoelectronics, Inc. and Amazon.com NV Investment Holdings LLC, dated as of March 13, 2025
10.1*	Transaction Agreement, by and between Applied Optoelectronics, Inc. and Amazon.com, Inc., dated as of March 13, 2025
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

*	Certain portions of this document that constitute confidential information have been redacted in accordance with Item 601(b)(10) of Regulation S-K.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED OPTOELECTRONICS, INC.

	By:	/s/ DAVID C. KUO
	Name	David C. Kuo
	Title:	Chief Legal Officer

Date: March 13, 2025

3